SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                     20-Jul-01

SALOMON BROTHERS MORTGAGE SECURITIES VII, Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MAY 30, 2001, PROVIDING FOR THE ISSUANCE OF
ASSET BACKED PASS-THROUGH CERTIFICATES,
SERIES 2001-NC1)

Salomon Brothers Mortgage Securities VII, Inc.
(Exact name of registrant as specified in its charter)

Delaware                                    333-63752
(State or Other                             (Commission
Jurisdiction of                             File Number)
Incorporation)

13-3439681
(I.R.S. Employer
Identification
Number)

390 Greenwich Street
New York, NY                                            10013
(Address of Principal                             (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 816-6000

Item 5.  Other Events

           On     20-Jul-01    a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
20-Jul-01     The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.            Monthly Report Information:
              See Exhibit No.1

B.            Have any deficiencies occurred?   NO.
                               Date:
                               Amount:

C.            Item 1: Legal Proceedings:    NONE

D.            Item 2: Changes in Securities:NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.            Item 5: Other Information - Form 10-Q, Part II -
              Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

              Exhibit No.

1. Monthly Distrib Rep dated:                       20-Jul-01

SALOMON BROTHERS MORTGAGE SECURITIES VII, Inc.
NEW CENTURY HOME EQUITY LOAN TRUST
SERIES 2001-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                  07/20/01



Class               Cusip
A             64352VBX8
M-1           64352VBY6
M-2           64352VBZ3
M-3           64352VCA7
A-IO          64352VCB5
CE                   N/A
P                    N/A
R-III                N/A


                  Beginning
                 Certificate
Class              Bal(1)
A               342,859,821.90
M-1              16,160,000.00
M-2               9,506,000.00
M-3               8,555,000.00
IO               38,024,171.00
CE                2,852,612.73
P                       100.00
R-III                     0.00
Total           379,933,534.63

Class               Prin
A                 1,794,138.55
M-1                       0.00
M-2                       0.00
M-3                       0.00
IO                        0.00
CE                        0.00
P                         0.00
R-III                     0.00
Total             1,794,138.55

Class                Int
A                 1,191,795.03
M-1                  61,694.17
M-2                  39,459.80
M-3                  49,904.17
IO                  205,964.26
CE                1,076,418.03
P                    10,531.76
R-III                     0.00
Total             2,635,767.22

Class              Losses
A                         0.00
M-1                       0.00
M-2                       0.00
M-3                       0.00
IO                        0.00
CE                        0.00
P                         0.00
R-III                     0.00
Total                     0.00

                   Ending
                 Certificate
Class                Bal
A               341,065,683.35
M-1              16,160,000.00
M-2               9,506,000.00
M-3               8,555,000.00
IO               38,024,171.00
CE                2,852,612.73
P                       100.00
R-III                     0.00
Total           378,139,396.08

AMOUNTS PER $1,000 UNIT

Class               Prin
A                     5.228164
M-1                   0.000000
M-2                   0.000000
M-3                   0.000000
A-IO                  0.000000
CE                    0.000000
P                     0.000000

Class                Int
A                     3.472920
M-1                   3.817709
M-2                   4.151041
M-3                   5.833334
IO                    5.416667
CE                  377.344607
P                105317.600000

Class               Total
A                      8.70108
M-1                    3.81771
M-2                    4.15104
M-3                    5.83333
IO                     5.41667
CE                   377.34461
P                 105317.60000

                   Ending
                 Certificate
Class                Bal
A                   993.873798
M-1                1000.000000
M-2                1000.000000
M-3                1000.000000
IO                 1000.000000
CE                  994.471101
P                  1000.000000

Class              Losses
A                     0.000000
M-1                   0.000000
M-2                   0.000000
M-3                   0.000000
IO                    0.000000
CE                    0.000000
P                     0.000000

                   Current
                Pass-Through
Class             Int Rate
A                      4.17125%
M-1                    4.58125%
M-2                    4.98125%
M-3                    7.00000%
IO                     6.50000%
CE                     3.39981%
P                    NA

Section 4.02 (iii.)
MAS SERV COMP                                     158,305.62
ADMIN  FEES                                             0.00

Section 4.02 (iv.)
P&I ADVANCES
Total Advances                                    475,182.52
*Note: P&I Advs are made on Mortgage Loans Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:                                     20-Jul-01
Stated Prin Bal of Mort Loans                 378,139,396.08
Stated Prin Bal of REO Props                            0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
                                            Beginning
# of Loans                                             2,923
Agg Prin Bal @ Due Date                       379,933,534.63

                                            Ending
# of Loans                                             2,912
Agg Prin Bal @ Due Date                       378,139,396.08

W/A Rem Term to Mat                                      351
Beg W/A Mor Rate                                     9.86109%
Num of Sub Loans                                        0.00
Bal of Sub Loans                                        0.00


Section 4.02 (vii.)
DELINQ INFO                                 Number
30-59 days delinq                                         33
60-89 days delinq                                          2
90+ days delinq                                            0
Foreclosures                                               0
Bankruptcies                                               3

Section 4.02 (vii.)                         Unpaid Prin
DELINQ INFO                                 Balance
30-59 days delinq                               4,316,503.99
60-89 days delinq                                 491,348.79
90+ days delinq                                         0.00
Foreclosures                                            0.00
Bankruptcies                                      246,729.14

Section 4.02 (vii.)                         Stated Prin
DELINQ INFO                                 Balance
30-59 days delinq                               4,313,275.90
60-89 days delinq                                 490,543.15
90+ days delinq                                         0.00
Foreclosures                                            0.00
Bankruptcies                                      246,567.54


*Note:  In accordance with the Master Servicer, the Delinquency
Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
              Unpd Prin                     Std Prin
Loan #        Bal                           Bal


Section 4.02 (ix.)
REO BOOK VALUES
Tot Bk Val of REO Props:                                0.00

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Prin Prepays
Curtails                                           24,353.68
Payments in Full                                1,567,703.33
Liq Proceeds                                            0.00
                                                1,592,057.01

Prepay Charges                                     10,531.76
REO Prin Amor                                           0.00

Section 4.02 (xi.)
REALIZED LOSSES
Real Losses incurred during related Prepay Period
Tot Real Losses                                         0.00
Which Include:
Bankruptcy Losses                                       0.00

Cum Real Losses                                         0.00

(1) As of reporting period, the servicer has not yet determined the loss classification.

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the
Avail Distrib Amt:                                      0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR
                                            Cert
                                            Factor
Class A                                           0.99387380
Class M-1                                         1.00000000
Class M-2                                         1.00000000
Class M-3                                         1.00000000
Class IO                                          1.00000000
Class CE                                          0.99447110

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
Reduction from the Allocation of:

                                            Interest
                                            Distribution
                                            Amount
A                                               1,191,795.03
M-1                                                61,694.17
M-2                                                39,459.80
M-3                                                49,904.17
IO                                                205,964.26
CE                                              1,076,418.03
TOTAL                                           2,625,235.46

                                            Int
                                            Carry
                                            Fwd
                                            Amt
A                                                       0.00
M-1                                                     0.00
M-2                                                     0.00
M-3                                                     0.00
IO                                                      0.00
CE                                                 NA
TOTAL                                                   0.00

                                            Real
                                            Losses
A                                                       0.00
M-1                                                     0.00
M-2                                                     0.00
M-3                                                     0.00
IO                                                      0.00
CE                                                      0.00
TOTAL                                                   0.00

                                            Prepay
                                            Int
                                            Shorts
A                                                       0.00
M-1                                                     0.00
M-2                                                     0.00
M-3                                                     0.00
IO                                                      0.00
CE                                                      0.00
TOTAL                                                   0.00

                                            Rel Act
                                            Int
                                            Shorts
A                                                       0.00
M-1                                                     0.00
M-2                                                     0.00
M-3                                                     0.00
IO                                                      0.00
CE                                                      0.00
TOTAL                                                   0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
SHORTFALLS
Prepay Int Shorts not cov by Serv:                      0.00

Section 4.02 (xviii.)
Rel Act Int Short                                       0.00

Section 4.02 (xix.)
Req Overcoll Amt                                2,852,612.73
Credit Enhan Percent                                 9.80422%

Section 4.02 (xx.)
Overcoll Inc Amt                                        0.00

Section 4.02 (xxi.)
Overcoll Red Amt                                        0.00

Section 4.02 (xxi.)
PASS THRU RATE                              See page 2

Section 4.02 (xxii.)
Loss Severity Percent

Section 4.02 (xxiii.)                                   0.00%
Agg Loss Sev Percent                                    0.00%

PERFORMANCE MEASURES
Net Mo Exc CF                                   1,076,418.03

Delinq Percent                                       0.19493%

Stepdown Date Occur                                       NO
Trigger Event Occur                                       NO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              SALOMON BROTHERS MORTGAGE
              SECURITIES VII, INC.

              By: /s/ Eve Kaplan
              Name:  Eve Kaplan
              Title: Vice President
              U.S. Bank National Association

Dated:                 07/20/01